UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 10, 1999

                       Community Bankshares, Inc.
      (Exact name of registrant as specified in its charter)

                 Commission File No:   33-81890
                                      ----------

             GEORGIA                       58-1415887
     ---------------------------------------------------
     (State or other jurisdiction       (I.R.S. employer
          of incorporation or            identification
             organization)                     number)

       448 North Main Street, Cornelia, Georgia  30531
       -----------------------------------------------
             (Address of principal executive offices)

                          (706) 778-2265
       ----------------------------------------------------
       (Registrant's telephone number, including area code)

                          Not applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

        On June 10, 1999, the Registrant issued a Press Release regarding Financial Supermarkets, Inc. (FSI) attached hereto as Exhibit 99.

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMMUNITY BANKSHARES, INC.
                                   -----------------------------------
                                   (Registrant)


                              By:  /s/ J. Alton Wingate
                                   J. Alton Wingate
                                   President and Chief
                                   Executive Officer
June 11, 1999